Related Party Transactions	12 Months Ended
Aug. 31, 2015
Notes to Financial Statements
Note 6. Related Party Transactions

A related party with respect to the Company is generally defined as any person (i) (and, if a natural person, inclusive of his or her immediate family) that holds 10% or more of the Company's securities, (ii) that is part of the Company's management, (iii) that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

The law firm of Sierchio & Partners, LLP (formerly Sierchio & Company, LLP), of which Joseph Sierchio, one of the Company's directors, is a principal, has provided counsel to the Company since its inception. During the years ended August 31, 2015 and 2014, the law firm of Sierchio & Partners, LLP provided $235,459 and $137,814, respectively, of legal services. At August 31, 2015, the Company owed Sierchio & Partners, LLP $20,335 which is included in accounts payable.

On October 7, 2013, the Company entered into the 2013 Loan Agreement with Investor and on November 10, 2014, the Company and Investor entered into the 2015 Loan Agreement resulting in the extension of the 2013 Note's maturity date to December 31, 2015 and the issuance of a Series J Warrant to purchase 3,110,378 shares of our common stock and a Series K Warrant to purchase 3,110,378 shares of our common stock (see "NOTE 2 - Debt" above).

Additionally, during 2015, the Company received $765,156 upon the Investor's exercise of 921,875 Series H Warrants, for an equal number of shares, originally issued on February 1, 2013 pursuant to the Company's $1.2 million self-directed financing.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.